Exhibit 10.1

December 18, 2019

Mizuho Bank, Ltd.,

as Administrative Agent

under the Credit Agreement

referred to below

Extension Agreement

Ladies and Gentlemen:

The undersigned hereby agrees to extend the Maturity Date under the 364-Day Revolving Credit Agreement dated as of January 18, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) among Walgreens Boots Alliance, Inc., a Delaware corporation (the “Borrower”), Mizuho Bank, Ltd. (“Mizuho”), as administrative agent, and certain other parties thereto for an additional period of 364 days to January 28, 2021, which extension shall become effective on January 30, 2020 (the “Extension Effective Date”), subject to (a) on or prior to the Extension Effective Date (i) execution and delivery of counterparts to this Extension Agreement by all Lenders consenting to the Maturity Date Extension described herein, which consenting Lenders shall constitute Required Lenders under the Credit Agreement, and (ii) prepayment of all amounts (if any) required to be paid or prepaid pursuant to Section 2.02(a) and (c) of the Credit Agreement, (b) delivery to the Administrative Agent of a certificate dated as of the Extension Effective Date signed by an Authorized Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension and (ii) certifying as to the matters set forth in Section 2.02(d) of the Credit Agreement and (c) payment of all fees, costs and expenses due and payable to the Administrative Agent, for itself and on behalf of the Lenders, or its counsel on the Extension Effective Date (including pursuant to any fee letter executed and delivered, or required to be executed and delivered, in connection with the Credit Agreement or the extension). Capitalized terms defined in the Credit Agreement are used herein with the same meaning.

Except to the extent hereby modified, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed. Except as expressly provided herein, this Extension Agreement shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Unless the context indicates otherwise, on and after the Extension Effective Date, whenever the Credit Agreement is referred to in the Credit Agreement, the other Loan Documents or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as amended by this Extension Agreement.

This Extension Agreement shall be deemed to be a Loan Document for all purposes under the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the laws of the State of New York. This Extension Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

[Signature Pages Follow]

MIZUHO BANK, LTD.,
as the Administrative Agent and as a Lender

By:	/s/Tracy Rahn
	Name:	Tracy Rahn
	Title:	Authorized Signatory

[Signature Page to Extension Agreement]

Bank of America, N.A.,
as a Lender

By:	/s/J. Casey Cosgrove
	Name:	J. Casey Cosgrove
	Title:	Director

[Signature Page to Extension Agreement]

HSBC Bank USA, N.A
as a Lender

By:	/s/James Smith
	Name:	James Smith
	Title:	Vice President

[Signature Page to Extension Agreement]

Intesa Sanpaolo S.p.A – New York Branch
as a Lender

By:	/s/Alessandro Toigo
	Name:	Alessandro Toigo
	Title:	Head of Corporate Desk

By:	/s/William Denton
	Name:	William Denton
	Title:	Global Relationship Manager

[Signature Page to Extension Agreement]

MUFG BANK, LTD.,
as a Lender

By:	/s/Steve Aronowitz
	Name:	Steve Aronowitz
	Title:	Managing Director

[Signature Page to Extension Agreement]

UniCredit Bank AG, New York Branch
as a Lender

By:	/s/Luca Balestra
	Name:	Luca Balestra
	Title:	Managing Director

By:	/s/Laura Shelmerdine
	Name:	Laura Shelmerdine
	Title:	Associate Director

[Signature Page to Extension Agreement]

JPMORGAN CHASE BANK, N.A
as a Lender

By:	/s/Stephen Lescher
	Name:	Stephen Lescher
	Title:	Vice President

[Signature Page to Extension Agreement]

U. S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/Conan Schleicher
Conan Schleicher
Senior Vice President

[Signature Page to Extension Agreement]

National Westminster Bank Plc,
as a Lender

By:	/s/Michael Collins
	Name:	Michael Collins
	Title:	Director

[Signature Page to Extension Agreement]

The Toronto-Dominion Bank, New York Branch,
as a Lender

By:	/s/Peter Kuo
	Name:	Peter Kuo
	Title:	Authorized Signatory

[Signature Page to Extension Agreement]

Agreed and accepted as of

the date first above written:

WALGREENS BOOTS ALLIANCE, INC.
as the Borrower

By:	/s/Aidan Clare
	Name:	Aidan Clare
	Title:	Senior Vice President and
Global Treasurer

By:	/s/John Devlin
	Name:	John Devlin
	Title:	Vice President, Global Treasury

[Signature Page to Extension Agreement]